SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 22, 2002


                        PINNACLE WEST CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


           Arizona                    1-8962                    86-0512431
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)          Identification Number)


400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona        85072-3999
          (Address of principal executive offices)              (Zip Code)


                                 (602) 250-1000
              (Registrant's telephone number, including area code)


                                      NONE
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     The Registrant hereby files the following responses to data requests from the Federal Energy Regulatory Commission ("FERC") which were filed with FERC on May 22, 2002.

     (c)  Exhibits.

          Exhibit No.    Description
          -----------    -----------

             99.1 Pinnacle West Capital Corporation ("Pinnacle West"), Arizona Public Service Company ("APS"), Pinnacle West Energy Corporation ("Pinnacle West Energy") and APS Energy Services Company, Inc. ("APSES") response (excluding exhibits) to FERC data request, dated May 8, 2002, to Sellers of Wholesale Electricity and/or Ancillary Services to the California Independent System Operator and/or the California Power Exchange During the Years 2000-2001

             99.2 Pinnacle West, APS, Pinnacle West Energy and APSES response (excluding exhibits) to data request from FERC, dated May 21, 2002, to Sellers of Wholesale Electricity and/or Ancillary Services in the United States Portion of the Western Systems Coordinating Council During the Years 2000-2001

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PINNACLE WEST CAPITAL CORPORATION
                                        (Registrant)


Dated: May 22, 2002                     By: Barbara M. Gomez
                                            ------------------------------------
                                            Barbara M. Gomez
                                            Treasurer

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